UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14C
(RULE 14C-101)
INFORMATION STATEMENT
PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED
Check the appropriate box:
☐	Preliminary Information Statement
☒	Definitive Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
FLUENCE ENERGY, INC.
(Name of Registrant as Specified in Its Charter)
Payment of Filing Fee (Check the Appropriate Box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 204.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11.

FLUENCE ENERGY, INC.
4601 Fairfax Drive, Suite 600
Arlington, Virginia 22203
(833) 358-3623
NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

December 2, 2022
To the Stockholders of Fluence Energy, Inc.:
The enclosed Information Statement is being distributed pursuant to Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) to the holders of the Common Stock (defined below) of Fluence Energy, Inc., a Delaware corporation (the “Company,” “we,” “us,” “our” or similar terminology) as of the close of business on November 17, 2022 (the “Record Date”). The Common Stock of the Company consists of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), Class B-1 common stock, par value $0.00001 per shares (the “Class B Common Stock”) and Class B-2 common stock, par value $0.00001 per share (the “Class B-2 Common Stock,” and together with the Class B-1 Common Stock, the “Class B Common Stock,” and the Class A Common Stock, together with the Class B Common Stock, the “Common Stock”).
The purpose of the enclosed Information Statement is to notify the Company’s stockholders that, pursuant to Sections 228 and 242 of the Delaware General Corporation Law (the “DGCL”), the Board of Directors of the Company (the “Board”) has approved and adopted, and AES Grid Stability LLC (“AES Grid Stability” or the “Voting Stockholder”), the holder of approximately 71.8% of the voting power of our issued and outstanding Common Stock and 100% of the issued outstanding shares of our Class B Common Stock as of the Record Date, has approved by an Action by Written Consent of Stockholders in lieu of a meeting of stockholders (the “Stockholder Written Consent”) approving, an amendment (the “Amendment”) to Article IV of the Company’s Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”), to permit holders of Class B-1 Common Stock to convert shares of Class B-1 Common Stock into shares of Class B-2 Common Stock at a one-to-one ratio at any time at the option of such holder. A copy of the Certificate of Amendment to the Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) reflecting the Amendment, is attached to the accompanying Information Statement as Appendix A.
This Notice of Stockholder Action by Written Consent shall constitute notice to you of the Voting Stockholder taking action by written consent under Section 228 of the DGCL.
The accompanying Information Statement is being provided to you for your information to comply with the requirements of Regulation 14C of the Exchange Act. This Notice and the accompanying Information Statement constitutes notice to you of the aforementioned corporate actions to be taken without a meeting, by less than unanimous consent of our stockholders, pursuant to Section 228 of the DGCL. You are urged to read the Information Statement carefully in its entirety. However, your consent regarding the Amendment is not required and is not being solicited in connection with this corporate action. No action is required on your part in connection with the Information Statement or the actions taken by the Voting Stockholder. No meeting of our stockholders will be held or proxies requested because we have received the Stockholder Written Consent to these matters from the Voting Stockholder who holds more than (a) sixty-six and two-thirds percent (66 2/3%) of the voting power of the aggregate issued and outstanding shares of our Common Stock and (b) eighty percent (80%) of the issued and outstanding shares of our Class B Common Stock as of the Record Date, which is sufficient to approve the Amendment.

This Notice and the accompanying Information Statement will be first mailed to stockholders on or about December 2, 2022. Under Rule 14c-2(b) of the Exchange Act, none of the actions described in the Information Statement may be taken earlier than 20 calendar days after we have sent or given the Information Statement to our stockholders.
THIS IS FOR YOUR INFORMATION ONLY. NO ACTION IS REQUIRED ON YOUR PART IN RESPONSE TO THIS INFORMATION STATEMENT. THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS, AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
By Order of the Board of Directors

Francis A. Fuselier
SVP, General Counsel and Secretary December 2 , 2022

FLUENCE ENERGY, INC.
4601 Fairfax Drive, Suite 600
Arlington, Virginia 22203
(833) 358-3623
INFORMATION STATEMENT
WE ARE NOT ASKING YOU FOR A PROXY, AND
YOU ARE REQUESTED NOT TO SEND US A PROXY
Overview
This Information Statement is being distributed to the holders of the Common Stock (defined below) of Fluence Energy, Inc. (the “Company,” “we,” “us,” “our” or similar terminology) as of the close of business on November 17, 2022, the record date (the “Record Date”) established by the Company’s Board of Directors (the “Board”), to provide you with information regarding a Corporate Action (defined below) approved by written consent in lieu of a meeting of stockholders by AES Grid Stability LLC (“AES Grid Stability” or the “Voting Stockholder”) pursuant to Sections 228 and 242 of the Delaware General Corporation Law (the “DGCL”).
This Information Statement is being sent to you to notify you of the Corporate Action being taken and shall constitute notice to you of the Voting Stockholder taking action by written consent under Section 228 of the DGCL. We are distributing this Information Statement to our stockholders in full satisfaction of any notice requirements we may have under the DGCL and of Regulation 14C of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”).
This Information Statement is dated as of December 2, 2022 and is being sent or given to our stockholders of record as of the Record Date.
Amendment to Amendment and Restated Certificate of Incorporation
This Information Statement and Notice of Stockholder Action by Written Consent is being sent to our stockholders of record as of the Record Date to inform you that the Voting Stockholder, as the holder of approximately (a) 71.8% of the voting power of our common stock, consisting of Class A common stock, par value $0.00001 per share (the “Class A Common Stock”), Class B-1 common stock, par value $0.00001 per share (the “Class B-1 Common Stock” and Class B-2 common stock, par value $0.00001 per share (the “Class B-2 Common Stock”, and together with the Class B-1 Common Stock, the “Class B Common Stock”, and the Class A Common Stock together with the Class B Common Stock, the “Common Stock”), voting together as a single class and (b) 100% of the issued and outstanding shares of Class B Common Stock as of the Record Date, has taken action by written consent (the “Stockholder Written Consent”) approving an amendment (the “Amendment”) to Article IV of our Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”). The purpose of the Amendment is to permit holders of Class B-1 Common Stock to convert shares of Class B-1 Common Stock into shares of Class B-2 Common Stock at a one-to-one ratio at any time at the option of such holder (the “Corporate Action”). A copy of the Certificate of Amendment to the Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) reflecting the Amendment, is attached to this Information Statement as Appendix A.
Purpose of Corporate Action
The purpose of the Corporate Action is to permit holders of Class B-1 Common Stock to convert shares of Class B-1 Common Stock into shares of Class B-2 Common Stock at a one-to-one ratio at any time at the option of such holder in order to provide such holders with additional flexibility with respect to their investment in the Company.

Board Approval
On November 11, 2022, the Board set the Record Date for stockholders entitled to consent to the Corporate Action without a meeting and approved the adoption of the Amendment and directed that the Amendment be submitted to stockholders for approval.
Stockholder Vote Required
The ability to proceed without a special meeting of the stockholders to approve, adopt and/or ratify the Corporate Action is authorized by Sections 228 and 242 of the DGCL which provides that, unless otherwise provided in our Amended and Restated Certificate of Incorporation, actions required or permitted to be taken at a meeting of our stockholders may be taken without a meeting if a written consent that sets forth the action so taken is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. Such consent shall have the same force and effect as a vote of the stockholders and may be stated as such in any document.
Our Amended and Restated Certificate of Incorporation permits actions by written consent of stockholders in lieu of a meeting before the Voting Threshold Date (as defined in the Amended and Restated Certificate of Incorporation). In addition, the Amended and Restated Certificate of Incorporation permits stockholders to amend, alter, change or repeal any provision contained in Article IV thereof with the affirmative vote of both (a) the holders of sixty-six and two-thirds percent (66 2/3%) of the voting power of the aggregate issued and outstanding shares of our Common Stock, voting as a single class (the “66 2/3% Affirmative Voting Threshold”), and (b) the holders of at least eighty percent (80%) of the issued and outstanding shares of Class B-1 Common Stock and Class B-2 Common Stock, voting together as a single class (the “80% Affirmative Voting Threshold”, and together with the 66 2/3% Affirmative Voting Threshold, the “Affirmative Voting Thresholds”). As of the date of the Record Date, the Voting Threshold Date had not occurred, and the Common Stock held by the Voting Stockholder represented Common Stock in excess of each of the Affirmative Voting Thresholds. Accordingly, to eliminate the cost and time involved in holding a meeting of stockholders, and in order to take the Corporate Action as described in this Information Statement, AES Grid Stability executed and delivered Stockholder Written Consent to us on the Record Date. No further stockholder action is required to approve this matter and we are not seeking consent, authorizations or proxies from you.
Vote Obtained and Stockholder Action by Written Consent
As of the Record Date, there were 115,253,542 shares of our Class A Common Stock, 58,586,695 shares of our Class B-1 Common Stock and no shares of our Class B-2 Common Stock issued and outstanding and entitled to notice of and to vote on all matters presented to stockholders. We do not have any shares of preferred stock issued and outstanding. Holders of Class A Common Stock are entitled to one vote per share on all matters presented to stockholders for a vote generally. Holders of Class B-1 Common Stock are entitled to five votes per share on all matters presented to stockholders for a vote generally. Holders of Class B-2 Common Stock are entitled to one vote per share on all matters presented to stockholders for a vote generally. The Affirmative Voting Thresholds required for the adoption of the Amendment are set forth above.
As of the Record Date, the Voting Stockholder, as the holder of record of approximately (a) 71.8% of the of the voting power of the aggregate issued and outstanding shares of our Common Stock and (b) 100% of the issued and outstanding shares of our Class B Common Stock on such date, executed and delivered to us a written consent adopting, in accordance with Section 228 of the DGC, our Amended and Restated Certificate of Incorporation and our Amended and Restated Bylaws, approving the Corporate Action.
When actions are taken by written consent of less than all of the stockholders entitled to vote on a matter, Section 228 of the DGCL requires notice of the action to those stockholders who did not vote. This Information Statement and the accompanying Notice of Stockholder Action by Written Consent constitute notice to you of the action by written consent as required by Section 228 of the DGCL.
Because we have obtained sufficient stockholder approval of the Corporate Action by delivery of the Stockholder Written Consent to us by the Voting Stockholder, all necessary corporate approvals in connection with the adoption of the Amendment have been obtained. No other consents or votes will be solicited in connection with this Information Statement.
Effectiveness of Charter Amendment
Under Rule 14c-2(b) of the Exchange Act, the Corporate Action described in this Information Statement may not be taken earlier than 20 calendar days after we have sent or given the Information Statement to our stockholders. The Amendment will become effective upon the filing of a Certificate of Amendment setting forth the Charter Amendment with the Secretary of State of the State of Delaware, which we intend to file as soon as practicable on or after the date of expiration of the 20-day period commencing on the date of mailing of this Information Statement to our stockholders.
Potential Effects of the Proposed Amendment
The Amendment, which would have the effect of permitting the holders of Class B-1 Common Stock to convert their shares of Class B-1 Common Stock into shares of Class B-2 Common Stock at a one-to-one ratio at any time at the option of such holder will not, by itself, have any effect on the rights of current stockholders other than AES Grid Stability, the sole holder of all outstanding shares of Class B-1 Common Stock as of the Record Date. To the extent that the a holder of our Class B-1 Common Stock elects to convert all or a portion of its shares of Class B-1 Common Stock into shares of Class B-2 Common Stock following the effectiveness of the Amendment, the combined voting power of such exchanging holder would decrease as a result of exchanging shares of Class B-1 Common Stock (entitled to five votes per share) into shares of Class B-2 Common Stock (entitled to one vote per share). Such conversion would not (i) change such exchanging holder’s economic interest in the Company’s Common Stock or (ii) reduce the percentage ownership or voting power of any stockholder of the Company, other than the exchanging holder.
Interest of Certain Persons In or Opposition to Matters to be Acted Upon
Our officers and directors, since the beginning of the last fiscal year, do not have any substantial interest in the matters acted upon pursuant to the Stockholder Written Consent, other than in their respective roles as officers or directors of the Company and to the extent affected by the terms of the Amendment as holders of shares, or securities exercisable for shares, of our Common Stock. However three of our directors are affiliated with AES Grid Stability, the sole holder of all outstanding shares of our Class B-1 Common Stock as of the Record Date. To the extent that AES Grid Stability may be deemed to have an interest in the Amendment as of the date hereof separate from the holders of our Class A Common Stock, we believe this interest was addressed through the approval and adoption of the Amendment by the Company’s Board.
Dissenters’ Rights of Appraisal
Under the DGCL, Company stockholders are not entitled to appraisal rights with respect to the Corporate Action.
Proposals by Security Holders
No stockholder has requested that we include any additional proposals in this Information Statement.
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth information relating to the beneficial ownership of our Common Stock as of the Record Date by:
•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our Class A Common Stock or our Class B-1 or Class B-2 Common Stock;
•	each of our current directors;

•	each of our named executive officers; and
•	all directors and executive officers as a group.
The Company is the holding company and the sole managing member of Fluence Energy, LLC, its principal asset consists of common units of Fluence Energy, LLC (the “LLC Interests”). Each common unit (other than LLC Interests held by us) is redeemable from time to time at each holder’s option for, at our election (determined solely by our independent directors (within the meaning of the rules of the Nasdaq) who are disinterested), newly-issued shares of our Class A Common Stock on a one-for-one basis or a cash payment equal to a volume weighted average market price of one share of Class A Common Stock for each LLC Interest so redeemed, in each case, in accordance with the terms of the third amended and restated limited liability company agreement of Fluence Energy, LLC (the “Fluence Energy LLC Agreement”); provided that, at our election (determined solely by our independent directors (within the meaning of the rules of the Nasdaq) who are disinterested), we may effect a direct exchange by Fluence Energy, Inc. of such Class A Common Stock or such cash, as applicable, for such LLC Interests. The Founders (which refers collectively to holders of LLC Interests (other than us) and our Class B-1 Common Stock, including AES Grid Stability and its respective subsidiaries) may, subject to certain exceptions, exercise such redemption right for as long as their LLC Interests remain outstanding. See “Certain Relationships and Related Party Transactions—Fluence Energy LLC Agreement” in our definitive proxy statement on Schedule 14A relating to our 2022 annual meeting of stockholders, filed with the SEC on January 28, 2022 (the “Annual Meeting Proxy Statement”) for more information regarding the Fluence Energy LLC Agreement.
In connection with our initial public offering, we issued to the Founders, for nominal consideration, one share of Class B-1 Common Stock for each common unit of Fluence Energy, LLC such Founder then owned, respectively. On June 30, 2022, Siemens Industry exercised its redemption right pursuant to the terms of the LLC Agreement with respect to its entire holding of 58,586,695 LLC Interests of Fluence Energy, LLC, together with the corresponding cancellation of an equivalent number of shares of Class B-1 Common Stock of Fluence Energy, Inc., par value $0.00001 per share (the “Redemption”). The Company elected to settle the Redemption through the issuance of 58,586,695 shares of the Company’s Class A Common Stock (the “Shares”). The Redemption settled on July 7, 2022. Siemens Industry effected an internal transfer of its interest in the Shares to Siemens AG at the time of Redemption. On September 29, 2022, Siemens AG effected an internal transfer of its interest in 18,848,631 Shares to Siemens Pension-Trust E.V. (“SPT”). As of the Record Date, Siemens AG is the record owner of 39,738,064 shares of Class A Common Stock and SPT is the record owner of 18,848,631 shares of Class A Common Stock. Siemens AG is an affiliate of SPT and may be deemed to share beneficial ownership of the shares held of record by SPT. As a result, the number of shares of Class B-1 Common Stock listed in the table below correlates solely to the number of LLC Interests owned by AES Grid Stability.
The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of common stock subject to options, or other rights, including the redemption right described above with respect to each common unit, held by such person that are currently exercisable or will become exercisable within 60 days of November 17, 2022, if any, are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.
The percentage of shares beneficially owned is computed on the basis of 115,253,542 shares of our Class A Common Stock and 58,586,695 shares of our Class B-1 Common Stock outstanding as of The Record Date. No shares of Class B-2 Common Stock were outstanding as of the Record Date. Each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

Unless otherwise indicated below, the address for each beneficial owner listed is c/o Fluence Energy, Inc., 4601 Fairfax Drive, Suite 600, Arlington, Virginia 22203.
	Class A(1)		Class B-1
Name of beneficial owners	Number of Shares Beneficially Owned	Percentage Beneficially Owned	Number of Shares Beneficially Owned	Percentage Beneficially Owned	Percentage of Combined voting power(2)
Holders of More than 5%
AES Grid Stability LLC	—	*	58,586,695	100%	71.8%
Siemens AG(3)	58,586,695	50.8%	—	*	14.4%
Qatar Holding LLC	18,493,275	16.1%	—	*	4.5%
Named Executive Officers and Directors:
Herman Bulls	37,571	*	—	*	*
Manuel Perez Dubuc(4)	30,000	*	—	*	*
Dennis Fehr(5)	30,590	*	—	*	*
Julian Nebreda	20,000	*	—	*	*
Manavendra Sial	—	—	—	—	—
Rebecca Boll	30,395	*	—	*	*
Krishna Vanka	—	—	—	—	—
Tish Mendoza	—	—	—	—	—
Barbara Humpton	4,000	*	—	*	*
Emma Falck	—	—	—	—	—
Axel Meier	—	—	—	—	—
John Christopher Shelton	5,000	*	—	*	*
Simon James Smith	—	—	—	—	—
Cynthia Arnold	13,571	*	—	*	*
Elizabeth Fessenden	3,571	*	—	*	*
Harald von Heynitz	4,571	*	—	*	*
Ricardo Falu	—	—	—	—	—
All directors and executive officers as a group (15 persons)(6)	118,679	*	—	*	*
*	Less than 1%
(1)
Each common unit is redeemable from time to time at each holder’s option for, at our election (determined solely by our independent directors (within the meaning of the rules of the Nasdaq) who are disinterested), newly-issued shares of our Class A Common Stock on a one-for-one basis or a cash payment equal to a volume weighted average market price of one share of Class A Common Stock for each LLC Interest so redeemed, in each case, in accordance with the terms of the third amended and restated limited liability company agreement of Fluence Energy, LLC; provided that, at our election (determined solely by our independent directors (within the meaning of the rules of the Nasdaq) who are disinterested), we may effect a direct exchange by Fluence Energy, Inc. of such Class A Common Stock or such cash, as applicable, for such LLC Interests. AES Grid Stability, LLC may, subject to certain exceptions, exercise such redemption right for as long as its LLC Interests remain outstanding. See “Certain Relationships and Related Party Transactions-Fluence Energy LLC Agreement” in our Annual Meeting Proxy Statement filed with the SEC on January 28, 2022. In these tables, beneficial ownership of LLC Interests has been reflected as beneficial ownership of shares of our Class A common stock for which such LLC Interests may be exchanged.

(2)
Represents the percentage of voting power of our Class A Common Stock and Class B-1 Common Stock voting as a single class. Each share of Class A Common Stock entitles the registered holder to one vote per share, and each share of Class B-1 Common Stock entitles the registered holder thereof to five votes per share on all matters presented to stockholders for a vote generally, including the election of directors. The Class A Common Stock and Class B-1 Common Stock will vote as a single class on all matters except as required by law or our Amended and Restated Certificate of Incorporation.

(3)
Includes 39,738,064 shares of Class A Common Stock held of record by Siemens AG and 18,848,631 shares of Class A Common Stock held of record by Siemens Pension-Trust E.V. Siemens AG is an affiliate of SPT and may be deemed to share beneficial ownership of the shares held of record by SPT. The business address of SPT is Wittelsbacher Platz 2, 80333 Munich, Germany. The business address of Siemens AG is Werner von Siemens Str. 1 8033 Munich, Germany.

(4)
Based on information known to the Company as of the date of this Information Statement, including Mr. Dubuc’s Form 4, dated February 22, 2022, filed prior to his departure from the Company effective August 31, 2022.

(5)
Based on information known to the Company as of the date of this Information Statement, including Mr. Fehr’s Form 4, dated September 15, 2022, filed prior to his departure from the Company effective October 15, 2022.

(6)
This group of directors and executive officers includes only those currently serving as directors and executive officers as of the date of this Information Statement and does not include Messrs. Dubuc or Fehr.

Information Available
The Company is subject to the information and reporting requirements of the Exchange Act and in accordance with the Exchange Act, the Company files periodic reports, documents and other information with the SEC relating to its business, financial statements and other matters, including the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2021, Quarterly Reports on Form 10-Q for the quarterly periods ended December 31, 2021, March 31, 2022 and June 30, 2022 and any reports prior to or subsequent to that date.
The Company’s filings with the SEC are available to the public from the SEC’s website, http://www.sec.gov. The Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2021, and other reports filed under the Exchange Act, are also available to any stockholder, free of charge, on the Company’s investor relations website at https://ir.fluenceenergy.com as soon as reasonably practicable after the Company electronically files or furnishes such information with the SEC.
Stockholder Communications
Any stockholder or any other interested party who desires to communicate with our Board of Directors, our non-management directors or any specified individual director, may do so by directing such correspondence to the attention of the Corporate Secretary at our offices at 4601 Fairfax Drive, Suite 600, Arlington, Virginia 22203. The Corporate Secretary will forward the communication to the appropriate director or directors as appropriate.
Delivery Of Documents To Security Holders Sharing An Address
We will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written request sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at 4601 Fairfax Drive, Suite 600, Arlington, Virginia 22203, telephone (833) 358-3623.
If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may send notification to or call the Company’s principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.
Costs of Charter Amendment
We will pay all of the costs of the Amendment, including distributing this Information Statement. To the extent applicable, we may also pay brokerage firms and other custodians for their reasonable expenses for forwarding information materials to the beneficial owners of our shares of common stock. We are not soliciting any proxies and will not contract for other services in connection with the stockholder action approving the Amendment.

Other Matters
This Information Statement is dated December 2, 2022. You should not assume that the information contained in this Information Statement is accurate as of any date other than the date above, unless expressly provided, and the mailing of this Information Statement to stockholders on or about December 2, 2022, or on any date thereafter, does not create any implication to the contrary.
By Order of the Board of Directors

Francis A. Fuselier
SVP, General Counsel and Secretary
December 2, 2022

APPENDIX A

FIRST CERTIFICATE OF AMENDMENT TO
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
FLUENCE ENERGY, INC.
Fluence Energy, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies that:
1.
Pursuant to Section 242 of the DGCL, this First Certificate of Amendment to the Amended and Restated Certificate of Incorporation (this “Amendment”) amends the provisions of the Amended and Restated Certificate of Incorporation of the Corporation, filed with the Delaware Secretary of State on October 27, 2021 (as amended, the “Certificate”).

2.
This Amendment has been approved and duly adopted by resolution of the Corporation’s Board of Directors and the written consent of the requisite majority of stockholders in accordance with the provisions of Sections 228 and 242 of the DGCL and the provisions of the Certificate.

3.	Article IV of the Certificate is hereby amended to include the following paragraph immediately after Section 4.6 of such Article:
“Section 4.7 Conversion of Class B-1 Common Stock.
(a) Each share of Class B-1 Common Stock may be converted into one fully paid and nonassessable share of Class B-2 Common Stock at any time at the option of the holder of such share of Class B-1 Common Stock. In order to exercise the conversion privilege, the holder of any shares of Class B-1 Common Stock to be converted shall deliver to the Corporation written or electronic notice that the holder elects to convert shares of Class B-1 Common Stock to the extent specified in such notice, with a copy of such notice to be provided to the office of the Corporation’s transfer agent. As promptly as practicable after the receipt of such notice, the Corporation shall, cause the number of full shares of Class B-2 Common Stock issuable upon the conversion of such shares of Class B-1 Common Stock to be issued and delivered to the holder through the book-entry facilities of the Corporation’s transfer agent. Each conversion of shares of Class B-1 Common Stock shall be deemed to have been effected on (i) the date on which such notice was received by the Corporation and the Corporation’s transfer agent or (ii) such later date specified in or pursuant to such notice.
(b) Notwithstanding anything in this Section 4.7 to the contrary, any holder may withdraw or amend a notice of conversion, in whole or in part, prior to the effectiveness of the conversion, at any time prior to 5:00 p.m., New York City time, on the business day immediately preceding the date of the conversion (or any such later time as may be required by applicable law) by delivery of a written or electronic notice of withdrawal to the Corporation and the Corporation’s transfer agent, specifying (i) if any, the number of shares of Class B-1 Common Stock as to which the notice of conversion remains in effect and (ii) if the holder so determines, a new conversion date or any other new or revised information permitted in a notice of conversion.”
4.	All other provisions of the Certificate remain in full force and effect.
* * * *
IN WITNESS WHEREOF, the undersigned duly authorized officer of the Corporation has executed this First Certificate of Amendment to the Amended and Restated Certificate of Incorporation as of      , 2022.
FLUENCE ENERGY, INC.

By:
Name:
Title:
A-1